SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2017 root9B Holdings, Inc.
(Exact name of Company as specified in Charter)

Delaware(State or other jurisdiction of incorporation or organization)	000-50502(Commission File No.)	20-0443575(IRS Employee Identification No.)

102 N. Cascade Avenue, Suite 220
Colorado Springs, CO 80919
(Address of Principal Executive Offices)

(602) 889-1137
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 17, 2017, the Board of Directors of root9B Holdings, Inc. (the “Company”) approved resolutions to the effect that the term of the directors elected at the Company’s Annual Meeting of Stockholders to be held on July 19, 2017, shall begin effective October 1, 2017. The current directors of the Company will continue to serve until such time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOT9B HOLDINGS, INC.

Dated: July 17, 2017	By:	/s/ Bill Hoke
	Name:	Bill Hoke
	Title:	Chief Financial Officer